1 Investor Presentation September 22, 2016

2 Forward Looking Statements FORWARD-LOOKING STATEMENTS This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the Company does or intends to do business; (iv) the successful conclusion of competitions for government programs (including new, follow-on and successor programs) and thereafter successful contract negotiations with government authorities (both foreign and domestic) for the terms and conditions of the programs; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the successful resolution of government inquiries or investigations relating to our businesses and programs; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs, including the ability to manufacture the products to the detailed specifications required and recover start-up costs and other investments in the programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders under the Company's existing U.S. government JPF contract, including the exercise of all contract options and receipt of orders from allied militaries, but excluding any next generation programmable fuze programs, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory and the receipt of orders for new aircraft sufficient to recover our investment in the restart of the K- MAX® production line; (xi) the accuracy of current cost estimates associated with environmental remediation activities; (xii) the profitable integration of acquired businesses into the Company's operations; (xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and allowing us to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance, future contributions and the pension freeze; (xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) the effects, if any, of the United Kingdom's exit from the European Union; (xxii) future repurchases and/or issuances of common stock; (xxiii) the incurrence of unanticipated restructuring costs or the failure to realize anticipated savings or benefits from past or future expense reduction actions; and (xxiv) other risks and uncertainties set forth herein and in our 2015 Form 10-K. Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation.

3 What is Kaman? Solving Our Customers’ Critical Problems with Technically Differentiated Products & Services Leading Provider of Highly Engineered Aerospace & Industrial Solutions Serving a Broad Range of End Markets

4 32% 25% 43% Defense Fuzing Commercial 50% 31% 19% Bearings and Mechanical Power Transmission Automation, Control and Energy Fluid Power 37% 63% Distribution Kaman Corporation Overview Distribution Aerospace $1.8B Revenues Aerospace Based on LTM results as of the quarter ended July 1, 2016

5 Growth Opportunities Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments AEROSPACE • OEM/Tier 1 outsourcing and supplier consolidation • Higher bearing content on new platforms • Increasing commercial build rates driving bearing and aerostructure sales • New programs provide offset to lower defense spending • Expanded geographic footprint DISTRIBUTION • Supplier consolidation favors larger national service providers • Increased need for value added services • Large fragmented market provides consolidation opportunities • Factory automation trends driving fluid power and high speed automation solutions • National accounts

6 Capital Deployment Framework Capital deployment is focused on growth investments & return of capital to shareholders Dividends & Share Repurchases Capital Expenditures Acquisitions Total $860 Million Period: 2010 to Q2 2016 62% 23% 15% • Strategic acquisitions to create shareholder value • High return capital expenditures including facility expansions, machinery and equipment, and IT infrastructure • Dividends paid without interruption for 46 years • $100 million share repurchase authorization in place to offset dilution from employee stock plans

7 37% Aerospace

Aerospace Overview

	AEROSYSTEMS	SPECIALTY BEARINGS & ENGINEERED PRODUCTS	FUZING & PRECISION PRODUCTS
			
Products	• Engineering design and testing • Tooling design & manufacture • Advanced machining and composite aerostructure manufacturing • Complex assembly • Helicopter MRO and support	• Self-lube airframe bearings • Traditional airframe bearings • Miniature ball bearings • Flexible drive systems • Aftermarket engineered components	• Bomb and missile safe and arm fuzing devices • Precision measuring systems • Memory products
Customers	• Global commercial and defense OEM's • Super Tier I's to subcontract manufacturers • Aircraft operators and MRO • Specialized aerospace distributors • Industrial and medical manufacturers of high precision equipment		• U.S. and allied militaries • Weapon system OEMs
Business Dynamic	• Continued growth of bearing product line revenue from new program positions, higher build rates and recent acquisitions • Expanding engineered products portfolio into new end markets • Assembly and structures capabilities provide opportunities for additional subcontract programs		• Exclusivity and significant backlog provide a stable revenue base

KAMAN

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9 Global Aerospace Footprint

10 Significant Platforms 737 777 787 K-MAX® A350 AH-1Z UH-60SH-2JPF A-10

11 Broad Portfolio of Specialty Bearings and Engineered Products Traditional airframe bearings Flexible drive systems Self-lube bearings High precision miniature bearings Aftermarket components

12 High Precision Miniature Ball Bearings – Example Applications Dental Handpiece Blowers Cryo Pump Surgical Power Tools Wind Speed Instruments Material Handling Mechanical Spindle Navigation Systems CAD/CAM Analytical Devices Climate Control Gears High-Speed Placement Blood Pump Pressure Regulation Centrifuges

13 Aftermarket Components – Major Platforms Rolls-Royce 250 • Over 600 PMAs • Estimated 11,000 engines in service • Part offerings include: – Compressor wheels – Turbine nozzles – Combustion liners – Vane diffusers PT6 • Over 170 PMAs • Estimated 16,000 engines in service (most popular in GA) • Part offerings include: – Turbine blades – Shroud segments – Gears and shafts Honeywell APU • Over 130 PMAs • Estimated 15,000 APUs in service • Part offerings include: – Turbine blades – Sector gear – Shroud segment – Inlet guide vanes – Aft diffuser housing Medium Helicopter • Over 200 PMAs, including 29 Bell approved parts • Estimated 7,000 aircraft in service • Part offerings include: – Main rotor grips – Tail rotor shafts – Bearings, strap fittings – Blade bolts – Trunnions

14 Fuzing Products SLAM-ER HARPOON MAVERICK AMRAAM FMU-139 TOMAHAWK JPF STANDARD MISSILE SLAM-ER SLAM-ERAMRAAM TOMAHAWK STANDARD MISSILE AGM-65M AMRAAMOn a Majority of U.S. Weapon Systems

15 • U.S. Air Force (USAF) multi-function hard/soft target advanced bomb fuze system • Highly flexible fuze system enabling in-flight reprogramming of a weapon on the wing • Operational reliability in the field is greater than 99% • Compatible with most U.S. and NATO aircraft - 27 foreign customers • Kaman is the sole provider of the JPF • Increasing production capacity to meet demand Bomb Compatibility - JDAM - Paveway II and III - GBU-10, 12, 16, 24, 27, 28, 31, 32, 38, 54 - BLU-109, 110, 111, 113, 117, 121, 122, 126 - MK82/BSU-49, MK83/BSU-85, MK84/BSU-50 JPF Program

16 • 2016 deliveries expected to increase to 30,000 to 34,000 fuzes from 24,700 in 2015 • USAF has stated that current inventory levels are below desired quantity • Solid program multi-year backlog of over $230 million • Order pipeline is robust – including pending orders for USAF and U.A.E. requirements, which would provide visibility into 2020 JPF Demand is Strong ($ Millions)

17 • SH-2G  In service with Egypt, New Zealand, Poland, and Peru  Flying fleet projected to grow at least 40% from 2014 level  Significant opportunity exists to expand and upgrade the size and capability of the Egyptian fleet • K-MAX®  Expect deliveries of new aircraft to begin in the first half of 2017  We continue to pursue unmanned USMC and DOI programs with our partner Lockheed Martin • Aftermarket support including spares, repairs and MRO Air Vehicles and MRO Unmanned K-MAX® Commercial K-MAX®SH-2G Super Seasprite

18 Distribution 63%

19 Distribution Overview PRODUCT PLATFORM BEARINGS & MECHANICAL POWER TRANSMISSION (BPT) FLUID POWER AUTOMATION, CONTROL & ENERGY (ACE) % of 2015 Sales 50% 19% 31% Estimated Market Size(1) $13 Billion $7 Billion $15 Billion Acquisitions since 2010 • Allied Bearings Supply • Plains Bearing • Florida Bearings Inc. • Ohio Gear and Transmission • INRUMEC • Catching • Northwest Hose & Fittings • Western Fluid Components • B. W. Rogers • Calkins Fluid Power • Zeller • Minarik • Target Electronic Supply • B. W. Rogers • G.C. Fabrication Major Suppliers (1) Source: PTDA Market Size Report; US Census Bureau; ARC Advisory

20 Strong Nationwide Footprint

21 Platform Evolution 74% 14% 12% 2009 Salesa = $613M Through acquisitions and organic growth, Kaman has significantly grown its Distribution business while greatly expanding its product offering Bearings & Power Transmission up 25% Automation, Control & Energy up 311% Fluid Power up 194% 50% 31% 19% 7/1/2016 LTM Salesa = $1.2B b b b Sales from continuing operations Growth in sales from the full year 2009 thru LTM 7/1/2016 a b

22 Scale Distribution – Road to 7+% Operating Margin TODAY <5% FUTURE 7+% Improved Operational Efficiencies Product Mix Strategic Pricing CATALYSTS

23 Acquisitions in all Product Platforms $400,000,000 $500,000,000 $600,000,000 $700,000,000 $800,000,000 $900,000,000 $1,000,000,000 $1,100,000,000 $1,200,000,000 $1,300,000,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 D is tr ib u ti o n G ro u p S a le s

Adding Leading Brands in Multiple Technologies



Value- Added Technologies
PLCs, HMIs
Sensors & Signaling
Machine Safety
Hydraulics
Pneumatics
Fluid Connectors
Motion Control
Servos & Steppers
Linear Motion
Bearings
Power Transmission
Industrial Supplies
2009
2016
Schneider Electric
RITTAL
PHOENIX CONTACT
Parker
SKF
REGAL
TIMKEN
EMERSON

KAMAN

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25 Extensive Solution and Service Capabilities System Design & Build Fluid Power Systems Hose & Coupling Assemblies Application Engineering Belt Fabrication Maintenance & Reliability

26 Summary

27  Outstanding portfolio of highly engineered products and proprietary technologies across Aerospace  Distribution aligned with best-in-class vendors and delivers system solutions  Diverse end market and customer exposure provides consistent performance to fund growth Strategically Positioned Kaman Investment Highlights Improving Financials Reliable Business Strategies  Focused on driving profitable top-line growth  Delivering EBITDA growth through scale and operational execution  Generating strong consistent cash flow to fund long-term growth  Disciplined acquisition growth to achieve scale and margin expansion  Continuing focus on innovation and internal investment to maintain differentiation and drive productivity  Relentless effort to drive operational excellence across the company

28 Long-Term Financial Targets Kaman Corporation • 3% – 6% organic sales growth • 3% – 10% including acquisitions Distribution • 3% – 6% organic sales growth • 3% – 10% including acquisitions • 7+% operating margin Aerospace Corporate Expense • ≤2.5% of sales by 2019 Free Cash Flow • 80% – 100% of net income • 3% – 6% organic sales growth • 3% – 10% including acquisitions • High-teens operating margin %

29 Appendix

30 1 2 3 4 5 6 7 89 10 11 12 13 1415 16 Aircraft Programs/Capabilities 1. Doors 2. Nose landing gear 3. Engine/thrust reverser 4. Flight controls 5. Flaps 6. Main landing gear 7. Rudder 8. Horizontal stabilizer Bearing Products Other Products 9. Door assemblies 10. Top covers 11. Fixed leading edge 12. Fixed trailing edge 13. Winglets 14. Wing structures, flaps, slats 15. Composite structures (e.g. access doors, radomes, consoles) 16. Nacelle components 15 15

31 1 4 1 2 3 5 4 4 4 4 Aircraft Programs/Capabilities 1. Flexible drive systems 2. Flight control bearings 3. Landing gear bearings Bearing Products Other Products 4. Manufacture and subassembly of major structures (e.g. cockpit) 5. Blade manufacture, repair and overhaul 6. Manufacture of composite structures (e.g. radomes) 6

32 Airframe Bearings and Components • Flap Systems • Doors • Landing gear • Flight controls • Thrust reversers Fixed Wing Industrial Rotary Wing Marine and Hydro • Flexible drive systems • Flight control bearings • Landing gear bearings • Dive systems • Doors and hatches • Rudder • Periscope • Wicket gates • Navigational locks • Oil sands bearings and track rollers • Motorsport bearings and bushings

33 Financial Information and Non- GAAP Reconciliations

Sales and Operating Income

Kaman Corporation and Subsidiaries
Adjusted Net Sales and Adjusted Operating Income
Quarterly data for the years ended December 31

	2015					2016				
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
SALES FROM CONTINUING OPERATIONS										
Distribution net sales	$ 311,471	$ 304,050	$ 296,312	$ 265,706	$ 1,177,539	$ 288,664	$ 286,052			$ 574,716
Aerospace net sales	131,311	142,274	137,430	186,571	597,586	162,534	184,590			347,124
Settlement of Bell matter	-	-	-	-	-	-	(4,300)	-	-	(4,300)
Aerospace adjusted net sales	131,311	142,274	137,430	186,571	597,586	162,534	180,290			342,824
Total	$ 442,782	$ 446,324	$ 433,742	$ 452,277	$ 1,775,125	$ 451,198	$ 466,342			$ 917,540
OPERATING INCOME FROM CONTINUING OPERATIONS										
Distribution										
GAAP Operating Income	$ 12,964	$ 15,403	$ 14,422	$ 6,652	$ 49,441	$ 10,469	$ 13,807			$ 24,276
Restructuring and Severance Costs	259	589	-	1,496	2,344	347	-			347
Adjusted operating income from continuing operations	$ 13,223	$ 15,992	$ 14,422	$ 8,148	$ 51,785	$ 10,816	$ 13,807			$ 24,623
% of net sales	*4.2%*	*5.3%*	*4.9%*	*3.1%*	*4.4%*	*3.7%*	*4.8%*			*4.3%*
Aerospace										
GAAP Operating Income as reported	$ 21,821	$ 29,153	$ 27,801	$ 31,553	$ 110,328	$ 21,297	$ 30,461			$ 51,758
Acqusitions inventory step-up	-	-	-	508	508	-	1,065			1,065
Acquisistion and integration costs	-	-	-	198	198	2,002	1,237			3,239
Resolution of Aerospace contract claim	-	-	-	4,000	4,000	-	-			-
Adjusted operating income	$ 21,821	$ 29,153	$ 27,801	$ 36,259	$ 115,034	$ 23,299	$ 32,763			$ 56,062
% of net sales	*16.6%*	*20.5%*	*20.2%*	*19.4%*	*19.2%*	*14.3%*	*17.7%*			*16.2%*
% of adjusted net sales	*16.6%*	*20.5%*	*20.2%*	*19.4%*	*19.2%*	*14.3%*	*18.2%*			*16.4%*
Corporate										
GAAP corporate expense	$ (12,428)	$ (14,557)	$ (12,450)	$ (16,143)	$ (55,578)	$ (13,444)	$ (14,407)			$ (27,851)
Acquisistion Costs for GRW and EXTEX	$ -	$ -	$ 437	$ 3,545	$ 3,982	$ -				$ -
Adjusted corporate expense	$ (12,428)	$ (14,557)	$ (12,013)	$ (12,598)	$ (51,596)	$ (13,444)	$ (14,407)			$ (27,851)
Net gain(loss) on sale of assets	$ (27)	$ 432	$ 10	$ (87)	$ 328	$ 28	$ (14)			$ 14
Adjusted total net operating profit	$ 22,589	$ 31,020	$ 30,220	$ 31,722	$ 115,551	$ 20,699	$ 32,149			$ 52,848

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Net Earnings

Kaman Corporation and Subsidiaries
Adjusted Net Earnings and Adjusted Diluted Earnings per Share
Quarterly data for the years ended December 31

	2015 Q1	2015 Q2	2015 Q3	2015 Q4	2015 YTD	2016 Q1	2016 Q2	2016 Q3	2016 Q4	2016 YTD
Adjustments to Net Earnings, pre tax										
Aerospace acquisition costs and inventory step-up	-	-	437	$ 4,251	$ 4,688	$ 2,002	$ 2,302			$ 4,304
Aerospace resolution of contract claim	-	-	-	4,000	4,000	-	-			-
Restructuring and severance costs	$ 259	$ 589	-	1,496	2,344	347	-			347
Foreign currency transaction expenses associated with purchase of GRW	-	-	-	2,992	2,992	-	-			-
Recognition of tax benefit/(loss) from tax law changes	-	(4,402)	-	2,113	(2,289)	-	-			-
Adjustments, pre tax	$ 259	$ (3,813)	$ 437	$ 14,852	$ 11,735	$ 2,349	$ 2,302			$ 4,651
Adjustments to Net Earnings, tax										
Aerospace acquisition costs and inventory step-up	-	-	153	$ 1,488	$ 1,641	$ 701	$ 806			$ 1,507
Aerospace resolution of contract claim	-	-	-	1,400	1,400	-	-			-
Restructuring and severance costs	$ 91	$ 164	-	524	779	121	-			121
Foreign currency transaction expenses associated with purchase of GRW	-	-	-	1,047	1,047	-	-			-
Recognition of tax benefit/(loss) from tax law changes	-	-	-	-	-	-	-			-
Adjustments, pre tax	$ 91	$ 164	$ 153	$ 4,459	$ 4,867	$ 822	$ 806			$ 1,628
Adjustments to Net Earnings, net of tax										
GAAP Net earnings, as reported	$ 12,749	$ 21,691	$ 17,224	$ 8,774	$ 60,438	$ 9,777	$ 16,495			$ 26,272
Aerospace acquisition costs and inventory step-up	-	-	284	2,763	3,047	1,301	1,496			2,797
Aerospace resolution of contract claim	-	-	-	2,600	2,600	-	-			-
Restructuring and severance costs	168	425	-	972	1,565	226	-			226
Foreign currency transaction expenses associated with purchase of GRW	-	-	-	1,945	1,945	-	-			-
Recognition of tax benefit/(loss) from tax law changes	-	(4,402)	-	2,113	(2,289)	-	-			-
Adjusted Net Earnings	$ 12,917	$ 17,714	$ 17,508	$ 19,167	$ 67,306	$ 11,304	$ 17,991			$ 29,295
Calculation of Adjusted Diluted Earnings per Share										
GAAP diluted earnings per share	$ 0.46	$ 0.77	$ 0.62	$ 0.32	$ 2.17	$ 0.35	$ 0.59			$ 0.94
Aerospace acquisition costs and inventory step-up	-	-	0.01	0.10	0.11	0.05	0.05			0.10
Aerospace resolution of contract claim	-	-	-	0.09	0.09	-	-			-
Restructuring and severance costs	0.01	0.02	-	0.03	0.06	0.01	-			0.01
Foreign currency transaction expenses associated with purchase of GRW	-	-	-	0.07	0.07	-	-			-
Recognition of tax benefit/(loss) from tax law changes	-	(0.16)	-	0.08	(0.08)	-	-			-
Adjusted Diluted Earnings per Share	$ 0.47	$ 0.63	$ 0.63	$ 0.69	$ 2.42	$ 0.41	$ 0.64			$ 1.05
Diluted weighted average shares outstanding	27,878	28,098	27,770	27,725	27,868	27,806	27,944			27,875

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36 Cash Flow, Balance Sheet, and Capital Factors Kaman Corporation and Subsidiaries Cash Flow, Balance Sheet and Capital Factors YEAR ENDED YEAR ENDED YEAR ENDED SIX MONTHS December 31, December 31, December 31, YTD as of 2013 2014 2015 July 1, 2016 FREE CASH FLOW FROM CONTINUING OPERATIONS Net earnings 59,066$ 65,780$ 60,438$ 26,272$ Depreciation and amortization 31,555 36,209 37,729 22,514 Changes in working capital and other (25,781) 7,100 11,417 (23,434) Capital expenditures (40,852) (28,283) (29,932) (15,348) Free cash flow from continuing operations 23,988$ 80,806$ 79,652$ 10,004$ DEBT TO CAPITALIZATION Total debt 275,214$ 281,232$ 439,227$ 448,743$ Total shareholders' equity 511,292 517,665 543,077 564,613 Capitalization 786,506$ 798,897$ 982,304$ 1,013,356$ Debt to capitalization 35.0% 35.2% 44.7% 44.3%